TISSERA INC.
(A development stage company)

Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TISSERA, Inc. (the “Company”) on Form 10-Q for the period ended  APRIL 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alex Werber, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. section  1350 of the Sarbanes-Oxley Act of 2002, that:

(3)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 20, 2008	By:	/s/ Alex Werber
Alex Werber Chief Financial Officer